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                                                                   Exhibit 23(a)



               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The Board of Directors
ALLIED Group, Inc.:

We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.

                                                       /s/ KPMG Peat Marwick LLP

                                                           KPMG Peat Marwick LLP

Des Moines, Iowa
October 31, 1996